UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2011

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

1600 NE Miami Gardens Drive North Miami Beach, Florida	33179
(Address of principal executive offices)	(Zip Code)

(305) 947-1664

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 23, 2011, Equity One, Inc., a Maryland corporation (the “Company”), filed amendments to its quarterly reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011 (the “Amendments”) in order to correct a previously announced error in the Company’s unaudited condensed consolidated financial statements for such periods. In connection with the filing of the Amendments, the Company is furnishing herewith Restated Supplemental Information Packages for the three months ended March 31, 2011 and the three and six months ended June 30, 2011 as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, each of which reflect the restated and adjusted financial data set forth in the financial statements contained in the Amendments. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On November 23, 2011, the Company released Restated Supplemental Information Packages for the three months ended March 31, 2011 and the three and six months ended June 30, 2011, copies of which are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Restated Supplemental Information Package of Equity One, Inc. as of March 31, 2011.

99.2	Restated Supplemental Information Package of Equity One, Inc. as of June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: November 23, 2011	By:	/s/ Mark Langer
Mark Langer
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Restated Supplemental Information Package of Equity One, Inc. as of March 31, 2011.

99.2	Restated Supplemental Information Package of Equity One, Inc. as of June 30, 2011.

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